Segment Information	12 Months Ended
Dec. 31, 2022
Segment Reporting [Abstract]
Segment Information
11. SEGMENT INFORMATION
The Company operates in a single
reportable segment, the development and commercialization of products derived from plant cells. The chief operating decision maker is the Company’s Chief Executive Officer, who makes resource allocation decisions and assesses business performance based on financial information presented on a consolidated basis. There are no segment managers who are held accountable by the chief operating decision maker, or anyone else, for operations, operating results, and planning for levels or components below the consolidated unit level. Accordingly, the Company has determined that it operates in a single reportable segment, the development and commercialization of products derived from plant cells. The Company’s current commercial focus is North America, and all revenue in 2022 was recognized in the United States.